Exhibit 10.48

                              SETTLEMENT AGREEMENT


         THIS SETTLEMENT AGREEMENT, dated April 8, 1998, is made by and among Spurlock Industries, Inc., a Virginia corporation, Spurlock Adhesives, Inc., a Virginia corporation (collectively, the "Corporations"), Spurlock Family Limited Partnership, a Virginia limited partnership (the "Partnership"), H. Norman Spurlock, Jr. ("Spurlock") and Harold N. Spurlock, Sr. ("Guarantor").

                                    Recitals

         WHEREAS, Spurlock has acknowledged that he is indebted to the Corporations in the amount of THREE HUNDRED EIGHTY-FIVE THOUSAND and No/100 DOLLARS ($385,000.00) by reason of his use of the accounts set forth on Exhibit 1 attached hereto and incorporated herein; and

         WHEREAS, the parties hereto desire to settle the claims, disputes and differences among them with respect to matters related to Spurlock's known debts to the Corporations; and

         WHEREAS, in connection with such settlement Spurlock desires to repay the Corporations for their losses and to be released from certain claims, and the Corporations desire to accept such payment by and on behalf of Spurlock in satisfaction of the known claims against Spurlock on the terms and conditions more particularly set forth herein.

                                    Agreement

         NOW, THEREFORE, for and in consideration of the mutual promises contained herein, the parties agree as follows:

         1.     Definitions.

                1.1. Claims. The term "Claims" shall refer to those claims of the Corporations against Spurlock which are set out on Exhibit 1, and no others.

                1.2 Debt. The term "Debt" shall refer to those obligations of Spurlock to the Corporations arising out of the Claims set forth on Exhibit 1.

                1.3 Note. The term "Note" shall refer to the Promissory Note the form of which is attached hereto as Exhibit 2.

                1.4 Settlement Documents. The term "Settlement Documents" shall refer to the Note, the Pledge and Security Agreement by and between Spurlock Adhesives, Inc. and the Partnership, the Unconditional Guaranty given by Harold N. Spurlock, Sr., and the other documents set forth on Exhibit 6, attached hereto.

         2.     Satisfaction of the Debt.

                2.1. Settlement Amount. The parties acknowledge and agree that the amount negotiated by the parties for repayment by Spurlock of the Debt (including interest on the principal thereof at the Corporations' applicable borrowing rate), and related accounting and legal fees, totals $385,000.00.

                2.2      Cash  Payment.   Concurrently  herewith,  Spurlock  has
delivered to the Corporation a cashier's or official bank check in the amount of $10,000.00, payable to the order of Spurlock Adhesives, Inc.

                2.3 Promissory Note. Concurrently with the execution of this Agreement, the Partnership shall execute the Note in the principal amount of $375,000.00 on the terms and conditions set forth in the form attached hereto and incorporated herein as Exhibit 2.

                2.4 Entry of Confessed Judgment Against Spurlock. On or before April 13, 1998, Spurlock agrees to personally appear before the Clerk of the Circuit Court of the County of Sussex, Virginia, and confess judgment in favor of the Corporations in the amount of $375,000.00, and to take all other action necessary pursuant to ss. 8.01-432 et seq. of the Code of Virginia to permit such confessed judgment to be entered and docketed against him in the Circuit Court of the County of Sussex, Virginia. Such judgment shall provide that it arises out of claims against Spurlock for his actions which fall within the dischargeability exceptions of 11 U.S.C. ss.523(a)(4), a fact which Spurlock acknowledges, and that it is intended by the judgment debtor and the judgment creditors to be nondischargeable under 11 U.S.C. ss.523(a)(4) (the "Confessed Judgment"). The Corporations hereby covenant and agree that so long as the Note and all other obligations of the Partnership under any of the Settlement Documents are not in default or have not been cured as provided in the Note or, as applicable, in the other Settlement Documents, then the Corporations shall neither docket in any jurisdiction other than Sussex County, Virginia, nor seek enforcement of the Confessed Judgment in any jurisdiction, including without limitation any city, county, or any political subdivision of any state in the United States, or in any foreign country. The Corporations further agree that should the Corporations, or either of them, breach this provision, Spurlock shall be entitled to injunctive relief against any such breach in the Circuit Court of the City of Richmond, Virginia, which the parties hereby agree is proper venue; and Spurlock and the Corporations hereby agree that the prevailing party in such injunction proceeding shall be entitled to recover his or its attorneys fees reasonably incurred in the prosecution or defense of such proceeding from the losing party. Upon payment in full of the Note and satisfaction of all obligations under the other Settlement Documents, the Corporations shall cause the Confessed Judgment to be marked "satisfied" and shall take no further actions to enforce the Confessed Judgment.

         3.     Additional Covenants of the Parties.

                3.1 Security Interest. The parties further agree that the Debt shall be secured by the pledge of 2,325,000 shares of common stock of Spurlock Industries, Inc. (the "Securities") which Securities are currently owned by the Partnership. To evidence such security interest, concurrently with the execution of this Agreement, Spurlock Adhesives, Inc. and the Partnership shall enter into a Pledge and Security Agreement on the terms and conditions set forth in the form attached hereto and incorporated herein as Exhibit 3. The Partnership hereby represents and warrants that it owns the Securities free and clear of all liens and encumbrances.

                3.2 Perfection of Security Interest. Currently with the execution of this Agreement, the Partnership shall deliver to the Corporations certificate numbers 3673 and 3674 which evidence the Securities, as well as such stock powers as the Corporations deem necessary to perfect the Corporations' security interest.

                3.3 Several Nature of Confessed Judgment and Note. The parties acknowledge and agree that the Partnership's obligations under the Note and the obligations which could become enforceable under the Confessed Judgment are several obligations of the Partnership and Spurlock, but that in the event of default under the Note, the Corporations shall be entitled to recover only a maximum of $375,000.00 plus all accrued interest, late payments or other amounts provided for under the terms of the Note and the other Settlement Documents, and that any amounts collected or received by the Corporations from the Partnership under the Note or from Spurlock under the Confessed Judgment shall operate as a credit toward the total amounts due under the Note and the Settlement Documents or the Confessed Judgment.

                3.4 Redemption of Spurlock's Interest in Partnership. The parties acknowledge that as part of the consideration by and between Spurlock and the Partnership related to this Settlement Agreement, the Note and the remaining Settlement Documents, Spurlock shall, pursuant to the terms of a Partnership Redemption Agreement duly executed by Spurlock and the Partnership on even date with the execution of this Settlement Agreement, redeem annually on a prorata basis so much of his ownership interest in the Partnership as equates to the Partnership's payments of interest and principal under the Note. Additionally, Spurlock shall upon execution of this Settlement Agreement, have resigned his positions as an officer and director of the general partner of the Partnership and he shall have relinquished all of his stock ownership of the same general partner. Further, Spurlock shall, upon execution of this Settlement Agreement have conveyed to a trustee his entire interest in the Partnership pursuant to an Irrevocable Assignment.

                3.5 Noncompetition. Spurlock agrees that, for a period of three (3) years from and after the date of this Agreement, he will not directly or indirectly, either on behalf of himself or on behalf of any person or entity (except the Corporations) with which he may be associated as an agent, employee, consultant or otherwise, engage in or have any financial interest in a business which is a competitor of the Corporations within the geographical area of the United States, lying east of the Mississippi River. The parties acknowledge that the scope of this noncompetition provision is reasonable in terms of length and geographic scope because the customers of the Corporations are located throughout this area. Spurlock hereby acknowledges that any breach or threatened breach of this Section may result in significant and continuing injury to the Corporations, the monetary value of which may be difficult to establish. Therefore, Spurlock agrees that the Corporations shall be entitled to injunctive relief by a court of appropriate jurisdiction in the event of any breach or threatened breach of this Section.

                3.6 Confidential Information. Spurlock agrees that he will not disclose any Confidential Information regarding the Corporations. "Confidential Information" shall include (i) any written or recorded information belonging to the Corporations which is clearly identified or marked as being confidential and (ii) information concerning the Corporations' business and/or marketing plans, procedures, strategies or objectives; financial conditions, costs, pricing, proprietary technology or other intellectual property; product orders, sales, product development activities, existing and prospective customers and any and all methods of operation. Spurlock shall maintain the Corporations' Confidential Information confidential except: (a) Confidential Information which is or becomes known publicly through no fault of the party receiving or learning of the Confidential Information; (b) Confidential Information learned by a party from a third party entitled to disclose it; (c) Confidential Information already known to Spurlock before receipt from the Corporations but only as shown by Spurlock's prior written records; (d) Confidential Information disclosed with the prior written consent of the Corporations; or (e) Confidential Information disclosed pursuant to any judicial or governmental request, requirement or order, provided Spurlock takes reasonable steps to give the Corporations sufficient prior notice in order to contest such request, requirement or order. Spurlock hereby acknowledges that any breach or threatened breach of this Section may result in significant and continuing injury to the Corporations, the monetary value of which may be difficult to establish. Therefore, Spurlock agrees that the Corporations shall be entitled to injunctive relief by a court of appropriate jurisdiction in the event of any breach or threatened breach of this Section.

                3.7 Indemnification. Except as provided in paragraph 2.4 herein, the parties agree that the Corporations shall not be required to indemnify and hold harmless Spurlock for any legal expenses or other indemnity related to the Claims, whether incurred before or after the execution of this Agreement, and Spurlock hereby expressly waives and releases any claim thereto. The parties further agree that neither this Settlement Agreement nor any previous indemnification by the Corporations of any party to this Settlement Agreement shall (a) obligate the Corporations to provide indemnification or (b) otherwise affect any right or obligation of the Corporation to provide or deny indemnification, with respect to matters unrelated to the Claims(as defined below).

                3.8 Financial Statements. Spurlock, the Partnership, and the Guarantor shall deliver to the Corporations current financial statements, certified by them to be true and correct, in such form as may be reasonably requested by the Corporations, upon the execution of this Agreement or within a reasonable time thereafter and upon each anniversary date of this Agreement until all obligations evidenced by the Note have been satisfied in full.

                3.9 Insolvency Certificates. Concurrently herewith, the Partnership shall execute and deliver an Insolvency Certificate, in the form attached hereto and incorporated herein as Exhibit 4.

                3.10 Legal Opinion of the Partnership's and the Guarantor's Counsel. Concurrently herewith, counsel for the Partnership and the Guarantor shall furnish the Corporations with its legal opinion, in the form attached hereto and incorporated herein collectively as Exhibit 5.

         4. Guaranty. The obligations of the Corporations hereunder are expressly conditioned on the execution of an unconditional guaranty by Harold N. Spurlock, Sr. in the form attached hereto as Exhibit 3. Harold N. Spurlock, Sr. joins in the execution of this Settlement Agreement in order to evidence his obligations hereunder, including but not limited to his agreement to execute the unconditional guaranty in the form attached hereto and incorporated herein as
Exhibit 3 concurrently with the execution of this Settlement Agreement.

         5. Release of Spurlock and the Partnership by the Corporations. The Corporations, for themselves, and their employees, agents and assigns, do hereby forever release and discharge Spurlock and the Partnership and their respective successors, assigns, individual partners, servants, agents, and employees, as applicable, from all claims arising out of the matters specifically identified in Exhibit 1 attached hereto (the "Claims"), and from all claims for legal and auditing expenses incurred by the Corporations in their investigation and settlement of the Claims. This release shall not extend to claims arising from any matter other than those specifically identified in Exhibit 1 attached hereto.

         6. Other Documents. Concurrently herewith, the Partnership shall cause to be delivered to the Corporation, the certificates and other documents included on the Closing Memorandum attached hereto and incorporated herein as
Exhibit 6.

         7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

         8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, personal representatives or successors and assigns.

         9. Effective Time. This Agreement shall become effective upon the execution and delivery of all the Settlement Documents, the delivery of the cash payment required under paragraph 2.2 above, and the entry and docketing of the Confessed Judgment in the Circuit Court of Sussex County, Virginia.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                            SPURLOCK INDUSTRIES, INC.


                            By /s/ Phillip S. Sumpter
                               ----------------------------------
                            Title: Chairman & CEO
                                   ------------------------------



                            SPURLOCK ADHESIVES, INC.


                            By /s/ Phillip S. Sumpter
                               ----------------------------------
                            Title: Chairman & CEO
                                   ------------------------------



                            SPURLOCK FAMILY LIMITED PARTNERSHIP
                            By: Spurlock Family Corporation, Its General Partner


                            By: /s/ Harold N. Spurlock, Sr.
                                ---------------------------------
                                Harold N. Spurlock, Sr., President


                             /s/ H. Norman Spurlock, Jr.
                             ----------------------------------
                             H. NORMAN SPURLOCK, JR.


                             /s/ Harold N. Spurlock, Sr.
                             ----------------------------------
                             HAROLD N. SPURLOCK, SR.

                                    EXHIBIT 1


Credit card purchases from August 1, 1992 to January 31, 1998 on American Express master account number:

                  3783-640753-61000
                  3783-640753-62008
                  3783-640753-63006
                  3783-640753-64004

Credit card purchases from January 1, 1997 to January 31, 1998 on the Key Bank MasterCard master account number 5472-1841-1199-0024.

Checks and drafts payable to Spurlock and styled payees including H. Norman Spurlock, Jr., H.N. Spurlock, Jr. and Norman Spurlock, from August 1, 1992 to January 31, 1998, for the following accounts:

                  James River Bank (formerly known as
                     Bank of Waverly), Waverly, Virginia      0000403078

                  James River Bank (formerly known as
                     Bank of Waverly), Waverly, Virginia      0001105947

                  Horizon Bank, Malvern, Arkansas             0007014643

                  Horizon Bank, Malvern, Arkansas             0007014627

                  Smith Barney, Richmond, Virginia            170-14987-17


Claims arising from any matter other than those specifically identified above are excluded.

                                   EXHIBIT 2


                                                            [EXECUTION ORIGINAL]

                                 PROMISSORY NOTE

$375,000.00                                                   Richmond, Virginia
                                                                   April 8, 1998

         For  Value   Received,   the   undersigned   Spurlock   Family  Limited
Partnership, a Virginia limited partnership (the "Maker") unconditionally promises to pay to the order of Spurlock Adhesives, Inc. (including any subsequent holder hereof, the "Holder"), without offset or deduction, at 209 West Main Street, Waverly, Virginia 23890, except as provided herein or at such other place as the Holder may designate, the principal sum of Three Hundred Seventy-Five Thousand and No/100 Dollars ($375,000.00), together with interest on the unpaid principal balance hereof from the date hereof until this Note is paid in full. The unpaid principal balance hereof shall bear interest at a rate of nine percent (9%) per annum.

         Principal and interest hereunder shall be due and payable as follows:

         (a) Interest shall be payable monthly, in advance, beginning on April 8, 1998 and consecutively on the same calendar day of each such month thereafter; and

         (b) Principal shall be payable in a single payment on April 8, 2001.

provided that, if not sooner paid, all unpaid principal and accrued but unpaid interest hereunder shall be due and payable on the third (3rd) anniversary of the date of this Note. Interest shall be computed on the basis of a 365-day year and shall be paid for the actual number of days elapsed.

         All payments made on account of the indebtedness evidenced by this Note shall be made without offset or deduction in lawful money of the United States of America in immediately available funds and shall be applied first to the payment of interest accrued on the unpaid principal balance from time to time remaining unpaid, and the remainder of such payments shall be applied on account of principal.

         In the event any payment of principal or interest due under this Note is made more than fifteen (15) days after the date when the same is due, then the Lender shall be entitled to collect a "late charge" in an amount equal to five percent (5%) of such payment.

         The Maker may prepay this Note in whole or in part at any time and from time to time, without penalty. Any partial prepayments shall be expressly identified as a prepayment and shall be in an amount of not less than Two Thousand Five Hundred and No/100 Dollars ($2,500.00).

         The Maker hereby expressly agrees that, upon default in the payment of principal at maturity or after acceleration as herein provided, the outstanding principal balance shall continue to bear interest at the rate of nine percent (9%) per annum.

IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

         Until this Note has been satisfied in full, the Maker shall provide to the Holder annual financial statements on or before each anniversary of this
Note in such a form as the Holder may reasonably prescribe, which financial statements shall be certified to be true and correct by the general partner of said partnership.

         This Note has been made and is delivered pursuant to a certain Settlement Agreement (the "Settlement Agreement") dated April 8, 1998 by and among Spurlock Industries, Inc., Spurlock Adhesives, Inc., Spurlock Family Limited Partnership, H. Norman Spurlock, Jr. and Harold N. Spurlock, Sr. regarding (a) the settlement of certain claims by Spurlock Industries, Inc. and Spurlock Adhesives, Inc. against H. Norman Spurlock, Jr. with respect to certain actions of H. Norman Spurlock, Jr. while serving as an officer, director and employee of Spurlock Industries, Inc. and Spurlock Adhesives, Inc., respectively and (b) the redemption by the Maker of H. Norman Spurlock, Jr.'s partnership interest in the Maker. Accordingly, the Maker hereof represents that the obligation represented by this Note is for business purposes.

         This Note is secured as provided in a certain Pledge and Security Agreement (the "Pledge and Security Agreement"), dated April 8, 1998 by and between Spurlock Adhesives, Inc. and the Spurlock Family Limited Partnership and as further provided in a certain Unconditional Guaranty (the "Unconditional Guaranty"), dated April 8, 1998 executed by Harold N. Spurlock, Sr. ("Guarantor") in favor of the Holder.

         The entire principal amount hereof, together with all accrued interest, shall immediately become due and payable (without demand for payment, notice of nonpayment (except as provided below), presentment, notice of dishonor, protest, notice of protest, or any other notice or demand, all of which the Maker hereby waives) at the option of the Holder upon the occurrence of a Default hereunder (failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Default). A "Default" hereunder shall be deemed to have occurred if any one or more of the following occurs:

         (a) The Maker fails to pay when due any installment of principal or interest on this Note and such failure shall continue for a period of ten (10) days after notice of non-payment by the Holder to the Maker;

         (b) Spurlock Family Limited Partnership has breached any provision of this Note, other than item (a) immediately above and such breach shall continue for a period of ten (10) days after notice of non-payment by the Holder to the Maker;

         (c) Any of Spurlock Family Limited Partnership or the Guarantor, as applicable, shall have breached a provision of the Settlement Agreement or defaulted under the Pledge and Security Agreement or the Unconditional Guaranty (collectively, this Note, the Settlement Agreement, the Pledge and Security Agreement and the Unconditional Guaranty are herein referred to as the "Settlement Documents");

         (d) Discovery that any representation, warranty or statement made in any of the Settlement Documents or any certificate, report or opinion delivered pursuant hereto or in connection herewith was incorrect, incomplete or misleading in any material respect on or as of the date made or deemed made;

         (e) A change of greater than twenty-five percent (25%) in ownership interest shall occur in the ownership or control of Spurlock Family Limited Partnership or Spurlock Family Corporation
                 (except (i) as expressly contemplated in the Settlement Documents, or (ii) a change resulting from the death of one or more partners);

         (f) Spurlock Family Limited Partnership dissolves, terminates, merges, reorganizes, consolidates, changes its general partner or sells or otherwise transfers a material portion of its assets (except as expressly contemplated in the Settlement Documents);

         (g) Spurlock Family Corporation dissolves, terminates, merges, reorganizes, consolidates, sells or otherwise transfers a material portion of its assets (except as expressly contemplated in the Settlement Documents);

         (h) Spurlock Family Limited Partnership shall: (i) make a general assignment for the benefit of creditors, (ii) file a petition, pleading or motion under any bankruptcy or other law for the relief or aid of debtors seeking reorganization, liquidation, dissolution or other relief as a debtor or (iii) consent to or acquiesce in the appointment of a receiver, custodian, liquidator, trustee or other similar official, for the whole or any substantial part of its assets, or for any part of any collateral securing this Note; or

         (i) A petition, pleading or motion shall be filed (i) against Spurlock Family Limited Partnership under any bankruptcy or other law for the relief of or aid of debtors seeking reorganization, liquidation, dissolution or other debtor relief for such person or (ii) seeking to appoint a receiver, custodian, liquidator, trustee or other similar official for Spurlock Family Limited Partnership, for the whole or any substantial part of its assets, or for any part of any collateral securing this Note, and such petition, pleading or motion is not dismissed within thirty (30) days after the filing thereof, or any order for relief or appointment entered as a result of the filing of such petition, pleading or motion is not stayed within seven (7) days after the entry thereof.

         In the event that the Maker fails to pay in full any installment due hereunder on or before its due date, in addition to the penalty, interest and acceleration provisions herein set forth, the Maker agrees to pay all costs and expenses incurred by the Holder in connection with the enforcement of this Note, the collection of the indebtedness evidenced hereby, the collection of any judgment rendered hereon, and/or the defense of any claim arising out of, or in any way related to this Note, including, without limitation, reasonable attorneys' fees.

         The Maker, any co-maker, or endorser of, or grantor of collateral with respect to, this Note and all others who may become liable for all or any part of this obligation, agree hereby to be jointly and severally bound, and jointly and severally waive and renounce any and all homestead and other exemption rights and the benefit of all valuation and appraisement privileges as against the debt or any renewal or extension thereof, and further waive demand, protest, notice of non-payment (except as otherwise provided herein) and any and all lack of diligence or delays in collection or enforcement hereof, and expressly consent to any extension of time, release of any party liable for this obligation, release of any of the collateral for this Note, acceptance of other collateral for this Note, or any other indulgence or forbearance whatsoever. Any such extension, release, modification, indulgence or forbearance under this Note may be made without notice to such party and without in any way affecting the personal liability of such party.

         THE UNDERSIGNED, SPURLOCK FAMILY LIMITED PARTNERSHIP, HAS MADE, CONSTITUTED AND APPOINTED, AND BY THESE PRESENTS DOES HEREBY IRREVOCABLY APPOINT
W. SCOTT STREET, III AND WILLIAM L. PITMAN, AS ITS TRUE AND LAWFUL ATTORNEYS-IN-FACT, EITHER OF WHOM IS HEREBY AUTHORIZED FOR THE UNDERSIGNED AND IN THE NAME OF THE UNDERSIGNED TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED IN FAVOR OF THE HOLDER OF THIS NOTE IN THE CLERK'S OFFICE OF THE CIRCUIT COURT OF THE CITY OF RICHMOND, VIRGINIA OR IN ANY OTHER COURT OF PROPER JURISDICTION, FOR THE UNPAID BALANCE OF THE INDEBTEDNESS EVIDENCED BY THIS NOTE, PLUS INTEREST, COSTS, EXPENSES AND ATTORNEYS' FEES AS SPECIFIED HEREIN UPON THE OCCURRENCE OF A DEFAULT UNDER THIS NOTE. THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST. THIS POWER OF ATTORNEY SHALL NOT TERMINATE IN THE EVENT OF THE DISSOLUTION OF SPURLOCK FAMILY LIMITED PARTNERSHIP.

         The undersigned stipulates that this Note shall be governed by and construed under the laws of the Commonwealth of Virginia, without reference to its conflicts of laws provisions.

         No amendment, modification, termination, or waiver of any provision of this Note, nor any consent to any departure by the Maker from any term of this Note, shall in any event be effective unless it is in writing and signed by the party against whom such action is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. In the event that any provision of this Note is determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining provisions of this Note.

         All notices, requests and demands to or upon the respective parties shall be in writing and shall be deemed to have been given or made when delivered in person or received via certified mail, postage prepaid, return receipt requested, addressed:

         In the case of the Holder to:     Spurlock Adhesives, Inc.
                                           209 West Main Street
                                           Waverly, Virginia  23890
                                           Attention:  Mr. Phillip S. Sumpter

         with a copy to:                   William L. Pitman, Esquire
                                           Williams, Mullen, Christian & Dobbins
                                           1021 East Cary Street, 16th Floor
                                           Richmond, Virginia  23219

         In the case of the Maker to:      Spurlock Family Limited Partnership
                                           c/o Harold N. Spurlock, Sr.
                                           1616 Blair Road
                                           Petersburg, Virginia  23805

         with a copy to:                   Hugh M. Fain, III, Esquire
                                           Spotts, Smith, Fain & Buis
                                           411 East Franklin Street, Suite 601
                                           Richmond, Virginia  23219

or to such other addresses as may be specified by any party in a written notice given to the other parties.

         This Note shall apply to and bind the Maker, and its respective successors and assigns.


                            [SIGNATURES ON NEXT PAGE]

         WITNESS the following signature.

                                     MAKER:


                                     SPURLOCK FAMILY LIMITED PARTNERSHIP

                                     By:  Spurlock Family Corporation,
                                             Its General Partner


                                     By: _______________________________________
                                         Harold N. Spurlock, Sr.,
                                         Its President

                                     EIN:
                                     Address: 5090 General Mahone Highway
                                              Waverly, Virginia 23890

COMMONWEALTH OF VIRGINIA,

CITY/COUNTY OF _________, to wit:


         The foregoing instrument was acknowledged before me, a notary public in and for the jurisdiction aforesaid, this ____ day of April, 1998, by ____________________, President of Spurlock Family Corporation, which is the General Partner of Spurlock Family Limited Partnership, on behalf of the partnership.



                                             ___________________________________
                                             Notary Public


My commission expires: __________

                                   EXHIBIT 3

                                                                [EXECUTION COPY]

                             UNCONDITIONAL GUARANTY


         This UNCONDITIONAL GUARANTY (this "Guaranty") dated as of the 8th day of April, 1998 (the "Guaranty") is given by HAROLD N. SPURLOCK, SR. (the "Guarantor"), resident of Petersburg, Virginia, to Spurlock Adhesives, Inc., a Virginia corporation (the "Corporation").

         WHEREAS, the Corporation, Spurlock Industries, Inc., a Virginia corporation ("Spurlock Industries"), Spurlock Family Limited Partnership (the "Partnership"), H. Norman Spurlock, Jr. and the Guarantor have entered into a certain Settlement Agreement dated April 8, 1998 (the "Settlement Agreement") regarding the settlement of certain claims of the Corporation and Spurlock Industries against H. Norman Spurlock , Jr.; and

         WHEREAS, the Corporation is unwilling to enter into and perform the Settlement Agreement unless it receives a guaranty from the Guarantor, who is a limited partner of the Partnership and the parent of H. Norman Spurlock, Jr., with respect to the Liabilities, as hereinafter defined, of H. Norman Spurlock, Jr. to the Corporation.

                                   AGREEMENT:

         NOW THEREFORE, for and in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, the parties covenant and agree as follows:

         Section 1.     Definitions and Interpretation.

                        (a) Unless the context indicates otherwise, words used in this Guaranty in the singular number will be deemed to include words in the plural number, and vice versa, and words in one gender will be deemed to include words in the other genders.

                        (b) The section headings are for convenience only and neither limit nor amplify the provisions of this Guaranty.

                        (c) The term "Note" as used shall refer to that certain Promissory Note dated April 8, 1998 made by the Partnership payable to the Corporation in the original face amount of $375,000.00.

                        (d) The term "Pledge and Security Agreement" shall refer to that certain Pledge and Security Agreement dated April 8, 1998 by and between the Partnership and the Corporation.

                        (e)     The   term   "Debtor"   shall   refer   to   the
Partnership.

                        (f) The term "Bankruptcy Code" shall refer to Title 11 of the United States Code.

         Section 2. Guaranty. The Guarantor hereby unconditionally guarantees to the Corporation, without offset or deduction, the full and prompt payment of (a) the obligations evidenced by the Note, and all renewals, extensions, modifications and substitutions therefor, and (b) the reimbursement to the Corporation for any and all costs, expenses and reasonable attorney's fees incurred in connection with either the collection of the Note or the protection of the Corporation's security, rights or remedies with respect to the Note or this Guaranty. The foregoing listed in (a) and (b) shall be herein referred to as the "Liabilities."

         Section 3. Guaranty Unconditional. The duties and obligations of the Guarantor hereunder will be absolute, continuing and unconditional. Without limiting the generality of the foregoing, this Guaranty will not be released, discharged or otherwise affected by:

                        (a) any extension, renewal, compromise, settlement, waiver or release of any of the Liabilities of any other maker, endorser or guarantor (each of the foregoing sometimes herein referred to as a "Party") under any instrument or document evidencing, guaranteeing or securing any of the Liabilities including without limitation the Note, the Pledge and Security Agreement, this Guaranty and the Settlement Agreement (collectively, the "Settlement Documents");

                        (b) any amendment, modification or supplement to the Note, the Pledge and Security Agreement, the Settlement Agreement or any other Settlement Document;

                        (c) any failure to perfect a lien granted by any of the Settlement Documents with respect to any of the Pledged Collateral (as defined in the Pledge and Security Agreement), the release of any such lien or the substitution or exchange of any security for any of the Liabilities;

                        (d)     any  change  in  the  structure,   existence  or
ownership of the Debtor or the filing or entry of a final order in any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Debtor or its assets or releasing any Party from any of its obligations under any of the Settlement Documents;

                        (e) the existence of any claim, set-off or other right that the Guarantor may have at any time against the Debtor, the Corporation or any Party, whether arising from the execution of any of the Settlement Documents or otherwise, provided that nothing contained herein will prevent the assertion of such a claim in a separate suit;

                        (f) the unenforceability, for any reason, of any of the duties or obligations of any Party under any of the Settlement Documents;

                        (g) the Corporation selling, exchanging, releasing, surrendering, realizing upon or otherwise dealing with or in any manner and in any order any collateral or security at any time held by or available to the Corporation for any Liability, or for the obligation of the Guarantor, or for the obligation of any person secondarily or otherwise liable for any of the Liabilities;

                        (h) the failure of the Corporation: (i) to file or enforce a claim against any other Party (or its estate in a bankruptcy or other proceeding); (ii) to give notice of the creation or incurring by any Party of any new or additional indebtedness or obligation with respect to a Liability or under the Settlement Documents; (iii) to commence any action against any Party;
(iv) to  disclose to the

Guarantor any facts that the Corporation may now or hereafter know with regard to the Debtor; or (v) to proceed with due diligence to collect any amount due to it under any of the Settlement Documents or to realize upon any collateral for a Liability; or

                        (i) any other act, failure to act or delay of any kind by the Debtor, any Party or the Corporation that might, but for the provisions of this Section 3, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

         Section 4. Discharge; Reinstatement in Certain Circumstances. This Guaranty will remain in full force and effect until the principal and interest of the Note and all of the other Liabilities have been paid or performed in full and until a period of one (1) year, beginning with the date of the last payment made by or on behalf of the Debtor, has elapsed during which no petition in bankruptcy has been filed by or against the Debtor or any other Party. If at any time any payment or performance by the Debtor under any of the Settlement Documents is rescinded or is required to be restored or returned because of insolvency, bankruptcy, reorganization or otherwise, the Guarantor's obligations hereunder with respect to such payment or performance will be reinstated as though such payment had been due or performance required, but not paid or performed at the time of such rescission or requirement. The Guarantor agrees that payment or performance of any of the Liabilities or other acts that toll any statute of limitations applicable to the Liabilities will also toll the statute of limitations applicable to the Guarantor's liability hereunder.

         Section 5. Subrogation. The Guarantor shall not exercise any right of subrogation in and to the Liabilities or to all or any part of Corporation's interest therein, until the Liabilities have been paid in full.

         Section 6. Subordination. The Guarantor hereby subordinates all indebtedness of the Debtor owing to the Guarantor, whether now existing or hereafter arising, to the full and prompt payment and performance, as and when due, of all of the Liabilities, together with all interest thereon and all costs,  expenses and reasonable  attorneys'  fees in connection  therewith.  Any amount  received  by  the  Guarantor  as  payment  on or  with  respect  to  the subordinated indebtedness subsequent to any default in the payment or performance of the Liabilities will be retained and held in trust by the Guarantor solely for the benefit of the Corporation.

         Section 7. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Debtor pursuant to the Settlement Documents is stayed upon insolvency or bankruptcy, such amount and all other amounts subject to acceleration under the terms of the Settlement Documents will, nevertheless, be due and payable by the Guarantor on demand by the Corporation.

         Section 8. Rights of Corporation Not Impaired. No lawful act or omission of any kind or at any time by the Corporation in respect of any matter whatsoever will in any way affect or impair the rights of the Corporation to enforce any right, power or benefit of the Corporation under this Guaranty, and no set-off, claim, diminution of any obligation, or defense of any kind or nature that the Guarantor has or may have against the Corporation will be available against the Corporation in any suit or action brought by the Corporation to enforce any of its rights under this Guaranty. Nothing in this Guaranty will be construed as a waiver by the Guarantor of any rights or claims he may have against the Corporation under this Guaranty or otherwise, but any recovery upon such rights and claims will be had from the Corporation separately, it being the intent of this Guaranty that the Guarantor shall be obligated, unconditionally and absolutely, to perform fully all of his obligations hereunder for the benefit of the Corporation.

         Section 9. Debtor's Affairs. The Guarantor represents to the Corporation that the Guarantor has knowledge of the Debtor's financial condition and affairs and agrees that the Guarantor will keep himself informed of the Debtor's financial condition and affairs so long as this Guaranty is in force. The Guarantor further agrees that the Corporation will have no obligation to investigate the Debtor's financial condition or affairs for the benefit of the Guarantor or to advise the Guarantor of any fact respecting, or any change in, the Debtor's financial condition or affairs that might come to the knowledge of the Corporation at any time, whether or not the Corporation knows or believes or has reason to know or believe that any such fact or change is unknown to the Guarantor or might (or does) materially increase the risk of the Guarantor hereunder.

         Section 10.    Representations  of  Guarantor.   The  Guarantor  hereby
represents and warrants the following to the Corporation:

                        (a) The Guarantor is fully capable and empowered (being under no legal restriction, limitation or disability) to enter into, execute and deliver this Guaranty and to perform his obligations hereunder.

                        (b) He has duly executed and delivered this Guaranty for valuable legal consideration, and this Guaranty constitutes the valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as such enforceability may be affected by bankruptcy and other insolvency laws and general principles of equity.

                        (c) Other than a certain lawsuit in the United States District Court for the District of Colorado, Civil Action No. 97-D-2214, styled Lee Rasmussen, Minority Shareholder of Record, et al. v. Spurlock Industries, Inc., et al., there are no pending or, to the best of the Guarantor's knowledge, threatened actions, suits, proceedings or investigations of a legal, equitable, regulatory, administrative or legislative nature that, if adversely determined, might have a material adverse effect on his business, assets, condition (financial or otherwise) or prospects or his ability to perform the Guarantor's obligations under this Guaranty.

                        (d) To the best of his knowledge, after due inquiry, no event that would constitute an Event of Default has occurred or is continuing.

         Section 11. Financial Statements. The Guarantor will furnish to the Corporation, upon request by the Corporation, within 120 days after the end of each calendar year, a statement of the Guarantor's financial condition, as of the end of such calendar year, in such detail as the Corporation may reasonably request.

         Section 12. Corporation's Right of Set-Off. Upon the occurrence of any Event of Default, the Corporation is hereby irrevocably authorized, at any time and from time to time without notice to the Guarantor, any such notice being expressly waived, to set-off, appropriate and apply any amount, including any account, rebate, holdback or claim, whether or not matured, owing by the Corporation to or for the account of the Guarantor, or any part thereof, against the obligations of the Guarantor to the Corporation hereunder. The rights of the Corporation under this Section 12 are in addition to any other rights and remedies that the Corporation may have.

         Section 13. Venue. The Guarantor agrees that any suit, action or proceeding arising out of or relating to this Guaranty may be instituted in the Circuit Court of the City of Richmond, Virginia, or in the United States District Court for the Eastern District of Virginia, Richmond Division (to the extent that such court has jurisdiction), at the option of the Corporation, and the Guarantor hereby waives any objection that he may have to such venue and irrevocably submits to the jurisdiction of either of such courts in any such suit, action or proceeding. Nothing herein will affect the right of the Corporation to proceed against the Guarantor in any other jurisdiction.

         Section 14. Subsequent/Prior Guaranty. A subsequent guaranty by the Guarantor will not be deemed to be in lieu of or to supersede or terminate this Guaranty, but will be construed as an additional or supplemental guaranty unless otherwise expressly provided therein; and in the event that the Guarantor has given the Corporation a previous guaranty or guaranties, this Guaranty will be construed to be an additional or supplemental guaranty, and not in lieu thereof or to terminate such previous guaranty or guaranties, unless expressly so provided herein or therein.

         Section 15. Events of Default. Any one or more of the following events shall constitute a default ("Event of Default") under this Guaranty:

                        (a) False Statement: If any certificate, representation, warranty, statement or other writing made herein or heretofore, now or hereafter furnished to the Corporation by or on behalf of the Guarantor in connection with the Settlement Documents is discovered to have been incorrect, incomplete or misleading in any material respect on or as of the date made or deemed made;

                        (b) Termination of Liability: If the Guarantor seeks to terminate the Guarantor's liability under this Guaranty; or

                        (c) Default by Debtor: Default by the Debtor under the Note or the Pledge and Security Agreement or a breach by the Partnership of the Settlement Agreement.

         Section 16. Remedies. Whenever any Event of Default shall have happened and be continuing, the Corporation or other holder of any of the Liabilities (a) may declare the entire unpaid principal of and interest on the Liabilities to be immediately due and payable, (b) may take whatever action under the Settlement Documents, at law or in equity, as may appear necessary or desirable to collect payments then due or thereafter to become due hereunder or to enforce observance or performance of any covenant, condition or agreement of the Guarantor under this Guaranty, or (c) may, immediately and without further action by the Corporation, set-off against any obligation of the Guarantor to the Corporation hereunder, all money owed by the Corporation in any capacity to the Guarantor and to apply the same against the Liabilities.

         Section 17. Successors and Assigns. This Guaranty will inure to the benefit of and be binding on the parties and their respective heirs, personal representatives, successors and assigns.

         Section 18. Severability. If any provision of this Guaranty or the application thereof in any circumstance is held to be unenforceable, the remainder of this Guaranty will not be affected thereby and will remain enforceable.

         Section 19. Applicable Law. This Guaranty will be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia.

         Section 20. Notices, Demands and Requests. All notices, demands, requests and other communications required or permitted hereunder must be in writing and will be deemed to have been given when delivered in person or received by certified mail, postage prepaid, return receipt requested, (i) to the Guarantor, at his address set forth below opposite his signature, and (ii) to the Corporation, at its address set forth in the Note, or to such other persons or addresses as the party entitled to notice has specified in writing to the other parties from time to time.

         Section 21. Waiver. The Guarantor hereby waives, to the extent permitted by law, (i) the benefits of Sections 49-25 and 49-26 of the Code of Virginia (1950), as amended, and any amendments thereto or any similar statutes or rules of law, (ii) the benefit of any homestead or similar exemption, state or federal, with respect to his obligations hereunder, (iii) notice of any of the matters referred to in Section 3 of this Guaranty, (iv) notice of acceptance of this Guaranty, (v) presentment and demand for payment of any of the Liabilities, (vi) protest and notice of dishonor or nonpayment of any Liability, and (vii) any demand (except as expressly specified herein), proof or notice of nonpayment, or failure to pay or perform any of the Liabilities.

         Section 22.    Amendments.   This   Guaranty   may  only  be   amended,
supplemented or terminated in writing, signed by all of the parties.

         Section 23. Entire Agreement. This Guaranty expresses the entire understanding, and all agreements, between the parties with respect to the subject matter hereof.

         Section 24. Appointment of Secretary of the Commonwealth. If the Corporation is unable to obtain prompt legal service upon the Guarantor at the address shown for the Guarantor herein, the Guarantor hereby appoints the Secretary of the Commonwealth of Virginia as his agent for the acceptance of substituted service of process upon the Guarantor. It is understood and agreed that the Guarantor hereby submits to the in personam jurisdiction of any duly constituted Court of the Commonwealth of Virginia (upon compliance with the procedural laws and rules of the Commonwealth of Virginia) wherein any action may be brought by the holder of any Obligation.

         Section 25. Notice. YOU ARE GUARANTEEING THE OBLIGATIONS DESCRIBED IN THIS GUARANTY. IF FOR ANY REASON THE DEBTOR DOES NOT PAY OR PERFORM THE DEBTOR'S OBLIGATIONS, YOU WILL HAVE TO PAY OR PERFORM THE DEBTOR'S OBLIGATIONS AT YOUR EXPENSE. UPON DEFAULT, THE CORPORATION CAN COLLECT ALL OF THE OBLIGATIONS FROM YOU WITHOUT FIRST ATTEMPTING TO COLLECT FROM THE DEBTOR. BY SIGNING THIS GUARANTY, YOU AGREE THAT YOU HAVE RECEIVED COPIES OF AND HAVE HAD AN OPPORTUNITY TO REVIEW ALL OF THE DOCUMENTS REFERRED TO IN THIS GUARANTY AND THE DOCUMENTS DESCRIBED THEREIN WITH YOUR COUNSEL AND UNDERSTAND THE NATURE, EXTENT, AND LEGAL AND PRACTICAL CONSEQUENCES OF YOUR LIABILITY UNDER THIS GUARANTY.

         WITNESS the following signature.




                                        ________________________________________
                                        Harold N. Spurlock, Sr.

                                        Address: 1616 Blair Road
                                                 Petersburg, Virginia 23805




COMMONWEALTH OF VIRGINIA       )
                               ) to-wit:
CITY/COUNTY OF RICHMOND        )

         The foregoing instrument was acknowledged before me this 10th day of April, 1998, by Harold N. Spurlock, Sr.

         My commission expires: __________



                                                ________________________________
                                                Notary Public

                                                                       EXHIBIT 4


                              SOLVENCY CERTIFICATE

         This Certificate is delivered in connection with the Settlement Agreement (the "Settlement Agreement"), dated April 8th, 1998, between Spurlock Industries, Inc. (the "Company"), Spurlock Adhesives, Inc. ("Spurlock Adhesives"), the Spurlock Family Limited Partnership (the "Partnership"), H. Norman Spurlock, Jr. and Harold N. Spurlock, Sr. and related documents, including but not limited to (i) a Promissory Note, dated April 8th, 1998, payable to Spurlock Adhesives by the Partnership, (ii) a Pledge and Security
Agreement, dated April 8th, 1998, between the Partnership and Spurlock Adhesives, and (iii) and Unconditional Guaranty, dated April 8th , 1998, by Harold N. Spurlock, Sr. for the benefit of Spurlock Adhesives.

         The undersigned are and, at all pertinent times mentioned herein, have been officers of Spurlock Family Corporation (the "General Partner") which in turn is and has been at all pertinent times mentioned herein the General Partner of the Partnership. The General Partner has responsibility for the management of the financial affairs of the Partnership and the undersigned officers of the General Partner have acted on behalf of the Partnership in connection with the negotiation and execution of all documents related to the Settlement Agreement (collectively, including the Settlement Agreement, the "Settlement Documents") to which the Partnership is a party, including the review of the affairs of the Partnership and meeting and conferring with representatives of the Company and Spurlock Adhesives and their counsel and in furnishing information to the Company and Spurlock Adhesives to be used in the analyses prepared by them.

         The undersigned officers of the General Partner have carefully reviewed the contents of this Certificate. The statements made herein are based on the undersigneds' personal knowledge of the Partnership, or upon reports or other information available concerning the Partnership which, in the opinions of the undersigned, are reliable. The statements made herein are made in good faith and to the best of the knowledge and belief of the undersigned, and are accurate in all material respects. Accordingly, the undersigned certify as follows:

         1. The Partnership is not now, nor will the consummation of any of the transactions related to the Settlement Documents (the "Settlement") render it insolvent as defined in Chapter 11, Section 101(32) of the United States Code.

         2. After the consummation of the Settlement, by the incurrence of its obligations under the Settlement Documents to which it is a party, the Partnership will not incur debts beyond its ability to pay them as they mature.

         3. Consummation of the Settlement will not leave the Partnership with unreasonably small capital or with remaining assets that are unreasonably small. The Partnership and the undersigned have agreed that "unreasonably small capital" depends on the nature of the particular business or businesses conducted or to be conducted. The undersigned has reached this conclusion based on the needs and anticipated needs for capital of the businesses conducted or anticipated to be conducted by the Partnership in light of the Partnership's available credit capacity.

         4. The Partnership has not participated in the Settlement, executed the Settlement Documents to which it is a party or made any transfer or incurred any obligations thereunder, with actual intent to hinder, delay or defraud either present or future creditors of the Partnership or any creditors of the partners of the Partnership.

         5. The Settlement Documents to which it is a party were executed and delivered by the Partnership in good faith and, to the best of the knowledge of the undersigned, the indebtedness of the Partnership incurred pursuant to the Settlement Documents and the security interests granted to the Company under the Settlement Documents were incurred in good faith and granted for fair and reasonably equivalent value.

         6. The Partnership does not intend to incur, or believe it will incur, debts beyond its ability to pay them as they mature.

         7. All items of indebtedness of the Partnership are current in accordance with their respective terms and are not past due.

         The undersigned understands that the Company is relying on the foregoing statements in connection with the extension of credit to the Partnership pursuant to the Settlement Documents. The undersigned are executing this Certificate on behalf of the Partnership in their respective capacities as officers of the General Partner.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate this 8th day of April, 1998.

                                   SPURLOCK FAMILY LIMITED PARTNERSHIP

                                   By:   Its General Partner,
                                         SPURLOCK FAMILY CORPORATION


                                         By: /s/ Harold N. Spurlock, Sr.
                                             -----------------------------------
                                             Harold N. Spurlock, Sr., President


                                         By: /s/ Irvine R. Spurlock
                                             -----------------------------------
                                             Irvine R. Spurlock, Vice President

                                                                       EXHIBIT 5


                   [LETTERHEAD OF SPOTTS, SMITH, FAIN & BUIS]




                                  April 8, 1998




Spurlock Industries, Inc.
209 West Main Street
Waverly, Virginia 23890

Spurlock Adhesives, Inc.
5090 General Malone Highway
Waverly, Virginia 23890

Gentlemen:

         We have acted as counsel for Spurlock Family Limited Partnership, a Virginia limited partnership ("the Partnership"), its general partner, Spurlock Family Corporation, a Virginia corporation (the "General Partner") and Harold N. Spurlock, Sr. ("H. Spurlock") in connection with the settlement (the "Settlement") entered into pursuant to that certain Settlement Agreement (the "Settlement Agreement") dated April 8, 1998, by and among the Partnership, H. Norman Spurlock, Jr. ("N. Spurlock"), H. Spurlock, Spurlock Industries, Inc. (the "Company") and Spurlock Adhesives, Inc. ("Spurlock Adhesives"). In connection therewith, we have been asked to deliver certain opinions to you.

         We have examined (a) the Promissory Note executed by the Partnership as maker, payable to Spurlock Adhesives (the "Note"); (b) the Pledge and Security Agreement (the "Pledge and Security Agreement"), between the Partnership and Spurlock Adhesives, granting a security interest to Spurlock Adhesives in 2,325,000 shares of the Company's common stock held by the Partnership (the "Pledged Shares"); and (c) certain Stock Powers endorsed in blank by the Partnership relating to the Pledged Shares (all such documents collectively referred to as the "Settlement Documents"). We have also examined such other corporate and partnership documents and records and made such investigation as we have deemed necessary to enable us to render the opinions expressed herein.

         With respect to the various factual matters material to our opinions, we have relied, to the extent that we deem such reliance proper, upon certificates from officers of the General Partner and upon certificates of public officials. We have assumed the correctness of the factual matters contained in such reliance sources and have not acquired any information giving us knowledge, without any independent investigation for the purpose, that such factual matters are incorrect.

         We have assumed (i) except with respect to the Partnership, the General Partner and H. Spurlock, the genuineness of all signatures on and the due authorization, execution, and delivery of the Settlement Documents and the validity and binding effect thereof, (ii) the authenticity of all documents submitted to us as originals, (iii) the conformity to the originals of all documents submitted to us as copies, and (iv) the legal capacity of natural persons.

         Based on and subject to the foregoing, it is our opinion that:

         1. The execution, delivery and performance by the Partnership of the Settlement Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary proceedings of the Partnership, and the Partnership has duly and validly executed and delivered the Settlement Documents to which it is a party.

         2. The Settlement Documents to which the Partnership is a party are legal, valid and binding obligations of the Partnership and are enforceable against the Partnership in accordance with their respective terms, except to the extent that enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether enforceability is considered in an action at law or a suit in equity), including the availability of equitable remedies, (iii) procedural requirements of the law applicable to the exercise of creditors' rights generally, and (iv) judicial discretion inherent in the forum addressing enforceability.

         The opinions expressed above are subject to the following additional assumptions and qualifications:

         1. The opinions herein expressed are limited in all respects solely to matters governed by the internal laws of the Commonwealth of Virginia and the federal laws of the United States of America. We express no opinion as to the substance or effect of the laws of any other jurisdiction.

         2. Whenever we state our opinion to be "to our knowledge" or "known to us," we mean that our attorneys who have given substantive legal attention to representation of the Partnership, the General Partner and H. Spurlock in the transaction have not made an investigation to acquire, and have not acquired, actual knowledge of the existence or absence of the facts forming the basis for such opinion but without such investigation do not have information which contradicts the existence or absence of the facts forming the basis for such opinion. Indeed, this Firm began its representation of the Partnership on March 17, 1998 and the nature of the representation is limited to the structuring and closing of the Settlement and related Settlement Documents.

         We assume no responsibility for any changes, material or otherwise, which may hereinafter occur including modifications to the Settlement Documents, nor do we assume any responsibility for or render any opinion on transactions, events, circumstances, omissions, acts or documents which occur after the date hereof. We have no obligation to communicate any such changes.

         This opinion is issued solely for the benefit of you and your successors and assigns and is not to be relied upon by any other person or entity, and may not be copied, reproduced or disseminated to any person, other than the named addressees for any reason.

                                        Very truly yours,

                                        /s/ SPOTTS, SMITH, FAIN & BUIS, P.C.

                                                                       EXHIBIT 6



                               CLOSING MEMORANDUM
                                       FOR
                       H. NORMAN SPURLOCK, JR. SETTLEMENT

                                  April 8, 1998


         The following documents are to be delivered to Spurlock Industries, Inc. (the "Company") and Spurlock Adhesives, Inc. ("Spurlock Adhesives") at or prior to the closing (the "Closing"), of the transactions contemplated by that certain Settlement Agreement, (the "Settlement Agreement") between the Company, Spurlock Adhesives, Spurlock Family Limited Partnership (the "Partnership"), H. Norman Spurlock, Jr. and Harold N. Spurlock, Sr., dated April 8, 1998, such Closing to be held April 10, 1998, at the offices of Williams, Mullen, Christian & Dobbins:

1.     Settlement Agreement (executed April 8, 1998).

2. Promissory Note executed by the Partnership as maker, payable to Spurlock Adhesives.

3. Pledge and Security Agreement (the "Pledge Agreement") between the Partnership and Spurlock Adhesives, whereby the Partnership grants a first priority security interest to Spurlock Adhesives in 2,325,000 shares of the Company's common stock held by the Partnership (the "Pledged Shares").

4. Stock Powers (2) endorsed in blank by the Partnership for stock certificates evidencing the Pledged Shares.

5.     Certificates Nos. 3673 and 3674 evidencing all of the Pledged Shares.

6. Unconditional Guaranty, executed by Harold N. Spurlock, Sr. guaranteeing payment of the Promissory Note.

7.     Legal opinion of counsel for the Partnership.

8.     Solvency Certificate, to be executed by the Partnership.

9.     Financial statements as of the Closing, for H. Norman Spurlock, Jr.

10. Financial statements as of the Closing, for Harold N. Spurlock, Sr. (post-closing).

11.    Financial statements as of the Closing, for the Partnership.

12.    Good Standing Certificate for Spurlock Family Corporation.

13.    Certificate of Existence for the Partnership.

14. Resolutions, properly executed by all partners of the Partnership, approving all transactions contemplated by the Settlement Agreement.

15.    General Partner's Certificate, executed by Spurlock Family Corporation.

16.    Officer's Certificate of Spurlock Family Corporation.

17. Action in Writing of the shareholders and the Board of Directors of Spurlock Family Corporation.

18.    Check from H. Norman Spurlock,  Jr., payable to Spurlock Adhesives in the
       amount  of  $10,000.00,   representing   cash  payment  pursuant  to  the
       Settlement Agreement.

19. Check from Harold N. Spurlock, Sr., payable to Spurlock Adhesives in the amount of $2,812.50, representing the initial interest payment under the Note.

20. Consent Judgment of H. Norman Spurlock, Jr., filed with the Clerk of the Court of Sussex County, Virginia (filed stamped copy).



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